FUND III

                                    2/27/98

                                                                           DRAFT

BlackRock Fund Investors III
(In Liquidation)
--------------------------------------------------------------------------------
Annual Report
December 31, 1997

BlackRock Fund Investors III (In Liquidation)
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

Assets

Investment in BlackRock Asset Investors, at estimated
     fair value (cost $116,208,615) (Notes 1 and 3)                 $110,653,913
Repurchase agreement dated 12/31/97
     with State Street Bank and Trust, Co. 5.50% due 1/2/98,
     collateralized by $270,000 United States Treasury Note
     6.25% due 03/31/99 (market value $275,995)
     (repurchase proceeds $270,083) (cost $270,000)                     270,000
                                                                   ------------

     Total investments (cost $116,478,615)                          110,923,913
                                                                   ------------

Cash                                                                      2,182
Notes receivable (Note 4)                                               107,500
Deferred organization expenses and other assets (Note 1)                103,310
                                                                   ------------
     Total assets                                                   111,136,905
                                                                   ------------

Liabilities

Notes payable (Note 4)                                                  107,500
Other accrued expenses                                                  110,892
                                                                   ------------
     Total liabilities                                                  218,392
                                                                   ------------

Net Assets                                                         $110,918,513
                                                                   ============

Net assets were comprised of:
     Shares of beneficial interest, at par (Note 5)                $      3,354
     Paid-in capital in excess of par                               116,469,861
                                                                   ------------
                                                                    116,473,215
     Net unrealized depreciation on investment companies             (5,554,702)
                                                                   ------------
     Total net assets                                              $110,918,513
                                                                   ============

Net asset value per share                                          $     330.70
                                                                   ============

Total shares outstanding at end of year                              335,401.95
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Fund Investors III (In Liquidation)
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Net Investment Income

Income
     Interest (net of interest expense of $7,969)                  $     37,307
     Dividend income                                                 70,863,579
                                                                   ------------
     Total income                                                    70,900,886
                                                                   ------------

Expenses
     Directors                                                           63,000
     Amortization of deferred organization expenses                      33,900
     Audit                                                               22,600
     Legal                                                               22,600
     Amortization of prepaid insurance                                   14,502
     Transfer Agent                                                       5,250
     Custodian                                                            5,000
     Miscellaneous                                                       24,080
                                                                   ------------
          Total expenses                                                190,932
                                                                   ------------

     Net investment income                                           70,709,954
                                                                   ------------

Unrealized Loss
     on Investments (Note 3)

Net change in unrealized depreciation on investment companies        (2,866,995)
                                                                   ------------

Net Increase In Net Assets
     Resulting from Operations                                     $ 67,842,959
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Fund Investors III (In Liquidation)
Statement of Cash Flows
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

Increase (Decrease) in Cash

Cash flows provided by operating activities:
     Dividends and interest received                               $ 70,883,584
     Expenses paid                                                     (149,425)
     Paid to affiliates                                                 (45,855)
                                                                   ------------

     Net cash flows provided by operating activities                 70,688,304
                                                                   ------------

Net sale of investments                                              49,123,997
                                                                   ------------

Cash flows used for financing activities:
     Proceeds from Fund shares issued                                83,458,947
     Dividend and distributions to shareholders                    (203,561,359)
                                                                   ------------

     Net cash flows used for financing activities                  (120,102,412)
                                                                   ------------

Net decrease in cash                                                   (290,111)

Cash beginning of year                                                  292,293
                                                                   ------------

Cash end of year                                                   $      2,182
                                                                   ============

Reconciliation of Net Increase in Net
     Assets Resulting from Operations
     to Net Cash Flows Provided by
     Operating Activities

Net increase in net assets resulting from operations               $ 67,842,959
                                                                   ------------

Increase in unrealized depreciation                                   2,866,995
Decrease in deferred organization expenses and other assets              11,480
Decrease in payable to BAI                                              (45,855)
Increase in other accrued expenses                                       12,725
                                                                   ------------

     Total adjustments                                                2,845,345
                                                                   ------------

Net cash flows provided by operating activities                    $ 70,688,304
                                                                   ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Fund Investors III (In Liquidation)
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 For the Year Ended     For the Year Ended
                                                                 December 31, 1997      December 31, 1996
                                                                 ------------------     ------------------
Increase (Decrease) in Net Assets

Operations:

     Net investment income                                         $ 70,709,954           $ 28,376,338
     Net realized gain                                                     --                3,372,520
     Net change in unrealized appreciation
          on investment companies                                    (2,866,995)               794,762
                                                                   ------------           ------------
     Net increase in net assets resulting
          from operations                                            67,842,959             32,543,620
                                                                   ------------           ------------

Dividends and distributions to shareholders from:

     Net investment income                                          (70,611,794)           (28,237,113)
     In excess of net investment income                                    --                 (129,199)
     Net realized gain                                                     --               (3,372,520)
     Return of capital                                             (132,949,565)           (18,623,436)
                                                                   ------------           ------------

      Total dividends and distributions to shareholders            (203,561,359)           (50,362,268)
                                                                   ------------           ------------

Fund share transactions:

     Proceeds from shares issued                                     83,458,947            135,569,520
                                                                   ------------           ------------
     Net increase in net assets resulting
          from fund share transactions                               83,458,947            135,569,520
                                                                   ------------           ------------

     Net increase (decrease)                                        (52,259,453)           117,750,872

Net Assets

Beginning of period                                                 163,177,966             45,427,094
                                                                   ------------           ------------

End of period                                                      $110,918,513           $163,177,966
                                                                   ============           ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BlackRock Fund Investors III (In Liquidation)
Financial Highlights
--------------------------------------------------------------------------------

                                                                                                           March 29, 1995*
                                                            For the Year Ended     For the Year Ended         through
                                                            December 31, 1997      December 31, 1996      December 31, 1995
                                                            ------------------     ------------------     -----------------
PER SHARE OPERATING
     PERFORMANCE:

Net asset value, beginning of period                             $ 733.89               $ 755.60             $1,000.00
                                                                 --------               --------             ---------
     Net investment income (loss) (a)                              222.80                 236.65                (10.91)
     Net realized and unrealized gain (loss) (a)                   (19.07)                 34.75               (233.49)
                                                                 --------               --------             ---------
     Net increase (decrease) from investment operations            203.73                 271.40               (244.40)
                                                                 --------               --------             ---------

     Less dividends and distributions:
     Net investment income                                        (210.53)               (164.34)                 --
     In excess of net investment income                              --                    (0.75)                 --
     Net realized gain                                               --                   (19.63)                 --
     Return of capital                                            (396.39)               (108.39)                 --
                                                                 --------               --------             ---------
                                                                  (606.92)               (293.11)                 --
                                                                 --------               --------             ---------
Net asset value, end of period                                   $ 330.70               $ 733.89              $ 755.60
                                                                 --------               --------             ---------

TOTAL INVESTMENT RETURN                                             27.76%                 53.84%               (24.44)%

RATIOS TO AVERAGE NET ASSETS:
Expenses (c)                                                         0.08%                  0.16%                 0.85%(b)
Net investment income (loss) (c)                                    31.07%                 30.37%                (0.85)%(b)

SUPPLEMENTAL DATA:
Average net assets (in thousands)                                $227,550               $ 93,437              $ 21,529
Portfolio turnover                                                   --                     --                    --
Net assets, end of period (in thousands)                         $110,919               $163,178              $ 45,427

--------------------------------------------------------------------------------

*     Commencement of investment operations.
(a)   Calculated based on average shares.
(b)   Annualized.
(c) The ratio of expenses and net investment income to total investor capital commitments of $253,239,514 on an annualized basis is 0.08% and 27.92%, respectively, for the year ended December 31, 1997. The ratio of expenses and net investment income to total investor capital commitments of $253,239,514 on an annualized basis is 0.06% and 11.21%, respectively, for the year ended December 31, 1996. The ratio of expenses and net investment loss to total investor capital commitments of $253,239,514 on an annualized basis is 0.07% and (0.07)%, respectively, for the year ended December 31, 1995.

      Contained above is the audited operating performance based on an average share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the period indicated. This information has been determined based upon financial information provided in the financial statements.

See Notes to Financial Statements.

BlackRock Fund Investors III (In Liquidation)
Notes to Financial Statements

Note 1. Organization and Accounting Policies

      BlackRock Fund Investors III ("Fund III") is a non-diversified closed-end investment company organized as a Delaware business trust. Fund III invests all of its investable assets in BlackRock Asset Investors ("BAI" or the "Trust") which is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified closed-end investment company and has the same investment objective as Fund III. The value of Fund III's investment in BAI reflects Fund III's proportionate interest in the net assets of BAI. The performance of Fund III is directly affected by the performance of BAI. The financial statements of BAI are included in this report and should be read in conjunction with Fund III's financial statements.

      The Board of Trustees of Fund III ("Trustees") approved a plan of Liquidation ("Plan") on September 18, 1997 which was adopted by the stockholders on October 3, 1997 ("Adoption Date"). The plan term runs two years from the Adoption Date. The plan requires the Trustees to oversee the complete and orderly liquidation of Fund III and wind-up the Trust. Any remaining assets and liabilities may be deposited in a voting trust at any time before the end of the Plan Term. The liquidation of Fund III in accordance with the Plan, will result in distributions paid subsequent to the Adoption Date being characterized for tax purposes first as a return of capital until a shareholder's basis is reduced to zero, and then as capital gain. The character of distributions paid subsequent to the Adoption Date are determined in accordance with income tax regulations which may differ from Generally Accepted Accounting Principals

      The following is a summary of significant accounting policies followed by Fund III.

Securities Valuation: Fund III's interest in BAI common shares is valued by Fund III at its proportionate interest in the net asset value of BAI (approximately 45% at December 31, 1997). Fund III also holds 691.56 BAI preferred shares which are valued at cost ($345,780). Valuation of securities by BAI is discussed in
Note 1 of BAI's Notes to Consolidated Financial Statements which are included elsewhere in this report.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the custodian for Fund III takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by Fund III may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and Fund III amortizes premium or accretes discount on securities purchased using the interest method. Dividends and distributions received from BAI are recorded based on the character of the dividend or distribution received.

Taxes: It is Fund III's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Master Administration, Administration and Other Expenses: Master administration and other expenses are recorded on the accrual basis.

Deferred Organization Expenses: A total of $169,499 was incurred in connection with the organization of Fund III. These costs have been deferred and are being amortized ratably over a period of 60 months from the date Fund III commenced investment operations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

      Fund III has a Master Administration Agreement with BlackRock Financial Management, Inc. (the "Master Administrator "). For its services under the Master Administration Agreement, the Master Administrator receives no fees from Fund III.

      Fund III has also entered into an Administration Agreement with State Street Bank and Trust Company ("State Street"). For its services under the Administration Agreement, State Street receives no fees from Fund III.

      Pursuant to the agreements, the Master Administrator provides various administrative services, provides office space and pays the compensation of officers of Fund III, who are affiliated persons of the Master Administrator. State Street pays occupancy and certain clerical and accounting costs of Fund
III. Fund III bear all other costs and expenses.

      Certain trustees of Fund III who are not interested parties are paid a fee, which is split ratably between BAI, Fund III, BlackRock Fund Investors I and BlackRock Fund Investors II, for their services in the amount of $40,000 each on an annual basis plus telephonic meeting fees not to exceed $500 annually and certain out-of-pocket expenses.

Note 3. Portfolio Securities

      Purchases and proceeds from sale of investment securities other than short-term investments for the period ended December 31, 1997 aggregated $83,458,947 and $0, respectively.

      The federal income tax basis of Fund III's investments at December 31, 1997 was $56,277,261 and accordingly, gross and net unrealized appreciation was $54,646,652.

Note 4. Notes

      Fund III holds a note with a principal amount of $107,500 from BAI. The note pays interest at a per annum rate of 2.50% over the yield of the one-year constant maturity Treasury, redeemable annually by Fund III and due on dissolution of BAI.

      Fund III has issued and sold notes in the aggregate principal amount of $107,500 paying interest at a per annum rate of 2.50% over the yield of the one-year constant maturity Treasury, redeemable annually by the holder and due on dissolution of the Fund III.

Note 5. Capital

      As of December 31, 1997, the total capital commitments from the Funds was $253,239,514 of which a net amount of $99,691,176 had been called and received.

BlackRock Fund Investors III (In Liquidation)
Additional Tax Information
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of distributions paid by Fund III during its fiscal year ended December 31, 1997.

      On May 6, 1997 Fund III paid a distribution of $31.01 all of which is taxable as long-term capital gain at the 20% rate. All other distributions are treated as a non-taxable return of capital. For the purpose of preparing your 1997 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January of 1998.

                  BLACKROCK FUND INVESTORS III (In Liquidation)
                         REPORT OF INDEPENDENT AUDITORS


The Shareholders and Board of Trustees of
BlackRock Fund Investors III:

We have audited the accompanying statement of assets and liabilities of BlackRock Fund Investors III as of December 31, 1997 and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for the years ending December 31, 1997 and 1996 and the statements of financial highlights for the years ending December 31, 1997 and 1996 and for the period March 29, 1995 (commencement of operations) to December 31, 1995. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of BlackRock Fund Investors III as of December 31, 1997, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for the years ending December 31, 1997 and 1996 and its financial highlights for the years ended December 31, 1997 and 1996 and for the period March 29, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles.

As explained in Note 1, the Board of Trustees of BlackRock Fund Investors III approved a plan of liquidation ("Plan") and a technical amendment to the terms of BlackRock Asset Investors' Preferred Shares to facilitate the Plan, on the Adoption Date, October 3, 1997.

As explained in Note 1, the financial statements include investments valued at $110,653,913 (99.8% of net assets), whose value of underlying investments have been estimated by the Board of Trustees in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Trustees in arriving at its estimate of value of such investments and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


New York, New York
February 23, 1998

Trustees

Laurence D. Fink, Chairman
Terry Blaney
John C. Deterding
Donald G. Drapkin
Wesley R. Edens
Charles Froland
James Grosfeld
Laurence E. Hirsch
Kendrick R. Wilson, III

Officers

Ralph L. Schlosstein, President
Wesley R. Edens, Chief Operating Officer
Robert I. Kauffman, Managing Director
Randal A. Nardone, Managing Director and Assistant Secretary
Erik P. Nygaard, Managing Director
Henry Gabbay, Treasurer
Susan L. Wagner, Secretary
James Kong, Assistant Treasurer

Master Administrator

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022


This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

BlackRock Fund Investors III
Two Heritage Drive
North Quincy, MA  02171